UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2019

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (415) 394-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	Floating Rate Notes due 2020	PLD/20B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2019, Prologis, Inc. (“Prologis”) and Prologis, L.P. (“Prologis OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis, Prologis OP, Lambda REIT Acquisition LLC, a Maryland limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Lambda OP Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub”, and together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”), Liberty Property Trust, a Maryland real estate investment trust (“LPT”), Leaf Holdco Property Trust, a Maryland real estate investment trust and a wholly owned subsidiary of LPT (“New Liberty Holdco”) and Liberty Property Limited Partnership, a Pennsylvania limited partnership (“LPT OP”, and together with LPT and New Liberty Holdco, the “Liberty Parties”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) a wholly owned subsidiary of New Liberty Holdco will merge with and into LPT, with LPT surviving the merger and becoming a wholly owned subsidiary of New Liberty Holdco (the “LPT Merger”), (b) thereafter, New Liberty Holdco will merge with and into Prologis Merger Sub, with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Topco Merger” and, together with the LPT Merger, the “LPT Mergers”), (c) thereafter, Prologis Merger Sub, as the surviving corporation of the Topco Merger, will cause all of the outstanding equity interest in LPT to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to other subsidiaries of Prologis (the “Contribution and Issuance”), and (d) thereafter, Prologis OP Merger Sub will be merged with and into LPT OP, with LPT OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the LPT Merger and the Topco Merger, the “Mergers”).

At the effective time of the LPT Merger (the “LPT Merger Effective Time”), each issued and outstanding common share of beneficial interest, par value $0.001 per share, of LPT (“LPT Common Shares”) as of immediately before the LPT Merger Effective Time will be automatically converted into the right to receive one common share of beneficial interest, par value $0.001 per share, of New Liberty Holdco (the “New Liberty Holdco Common Shares”). Also as of the LPT Merger Effective Time, each outstanding equity award relating to LPT Common Shares will be automatically converted into an equivalent award relating to an equal number of New Liberty Holdco Common Shares.

At the effective time of the Topco Merger (the “Topco Merger Effective Time”), each New Liberty Holdco Common Share issued and outstanding immediately prior to the Topco Merger Effective Time (other than New Liberty Holdco Common Shares owned by New Liberty Holdco or any of New Liberty Holdco’s wholly owned subsidiaries and New Liberty Holdco Common Shares owned by Prologis or any of Prologis’s wholly owned subsidiaries) will be automatically converted into the right to receive 0.675 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock”, and such consideration, the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.

At the Topco Merger Effective Time, each outstanding restricted stock award, restricted stock unit award, and stock option relating to New Liberty Holdco Common Shares will vest and be cancelled in exchange for a payment of the Merger Consideration (or a cash payment equal to the value of the Merger Consideration, in the case of an award that is payable in cash by its terms) in respect of each underlying New Liberty Holdco Common Share (reduced by the aggregate exercise price in the case of each stock option). Performance-based restricted stock unit awards will vest based on the actual level of achievement of the applicable performance goals through the day immediately prior to the Topco Merger Effective Time (or, in the case of awards granted in 2017, if the Merger occurs on or after January 1, 2020, based on actual performance during the completed performance period).

Each of the LPT Merger and the Topco Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in LPT OP as of immediately prior to the Partnership Merger Effective Time shall remain general partnership interests in LPT OP, (b) each limited partnership interest of LPT OP (“LPT Common OP Units”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into new validly issued common limited partnership interests in Prologis OP (“New Common OP Units”) in an amount equal to the Exchange Ratio and each holder of LPT Common OP Units shall be admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, and (c) each of the partnership interests in LPT OP designated as “6.25% Series I-2 Cumulative Redeemable Preferred Partnership Interest” under the partnership agreement of LPT OP (the “LPT Preferred OP Units”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time shall automatically be converted into one new validly issued limited partnership interest of Prologis OP to be designated as “6.25% Class B Cumulative Redeemable Preferred Partnership Unit” (or another designation selected by Prologis) with substantially the same terms and rights as the LPT Preferred OP Units immediately prior to the Partnership Merger (“New Preferred OP Units” and, together with the “New Common OP Units”, the “New OP Units”) and each holder of New Preferred OP Units shall be admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement. Prior to the closing of the Mergers, Prologis, as general partner of Prologis OP, shall cause the Prologis OP partnership agreement to be amended to create and authorize such New Preferred OP Units.

The consummation of the Mergers is subject to certain closing conditions, including (a) the approval of the LPT Mergers by the holders of two-thirds of the outstanding LPT Common Shares, (b) the shares of Prologis Common Stock to be issued in the Topco Merger will have been approved for listing on the New York Stock Exchange, (c) the Form S-4 to be filed by Prologis in connection with the Merger Agreement being declared effective, (d) the absence of any temporary restraining order, injunction or other legal order, and no law being enacted, which would have the effect of making illegal or otherwise prohibiting the consummation of the Mergers, (e) the receipt of certain legal opinions by Prologis and LPT, and (f) other customary conditions specified in the Merger Agreement.

The Merger Agreement contains customary representations, warranties, agreements and covenants, including covenants providing that each of the Prologis Parties and the Liberty Parties will conduct their respective businesses in all material respects in the ordinary course, consistent with past practice, during the period between the execution of the Merger Agreement and the earlier of the Topco Merger Effective Time or the termination of the Merger Agreement. Specifically, none of the Liberty Parties can take certain specified actions without Prologis’s prior written consent (not to be unreasonably withheld, delayed or conditioned), including, among other things (subject to certain exceptions) (a) paying any dividends or issuing any shares, (b) making any loans or incurring any indebtedness, (c) settling certain litigation, (d) making capital expenditures not in accordance with LPT’s capital expenditure plan, or (e) taking any action, or failing to take any action, that would reasonably be expected to cause (i) LPT or New Liberty Holdco to fail to qualify as a REIT or (ii) any LPT subsidiary to cease to be treated as a partnership or disregarded entity for federal income tax purposes or a qualified REIT subsidiary, a taxable REIT subsidiary or a REIT.

Each of Prologis and LPT has agreed not to make, declare or set aside any dividend or other distribution to its respective stockholders or shareholders without the prior written consent of the other party, except that upon written notice to the other party, (a) LPT may authorize and pay (i) quarterly distributions at a rate not in excess of $0.41 per share per quarter and (ii) the regular distributions that are required to be made in respect of the LPT Common OP Units in connection with any dividends paid on the LPT Common Shares and LPT OP Preferred Units and (b) Prologis may authorize and pay (i) quarterly distributions at a rate not in excess of $0.53 per share per quarter, except that Prologis’s board of directors may increase such dividend by no more than 15%, and (ii) the regular distributions that are required to be made in respect of the common limited partnership interests in Prologis OP in connection with any dividends paid on the Prologis Common Stock and dividends required to be made in respect of the limited partnership interests in Prologis OP designated as “Series Q Preferred Partnership Units” under Prologis OP’s partnership agreement.

LPT has agreed not to (a) solicit proposals relating to certain alternative transactions, (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party or (c) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of LPT’s board of trustees to comply with their duties as trustees under applicable law. Notwithstanding these “no-shop” restrictions, prior to obtaining the LPT shareholder approval, under specified circumstances LPT’s board of trustees may change its recommendation of the transaction, and LPT may also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fee described below.

The Merger Agreement may be terminated under certain circumstances, including by either Prologis or LPT if the Mergers have not been consummated on or before June 1, 2020, if a final and non-appealable order is entered enjoining or otherwise prohibiting the Mergers, or if the LPT shareholders shall have voted at the special meeting held to consider the approval of the LPT Mergers and the LPT Mergers are not approved.

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, LPT may be required to pay to Prologis a termination fee of $325 million or reimburse Prologis’s transaction expenses up to an amount equal to $15 million. However, the termination fee payable by LPT to Prologis will be $150 million if the Merger Agreement is terminated before the end of the “Window Period End Time” by (a) LPT in order for LPT to accept a superior proposal from a “Qualified Bidder” or (b) Prologis because the LPT board of trustees changed its recommendation that the LPT shareholders approve the LPT Mergers as the result of a superior proposal from a “Qualified Bidder.” Under the terms of the Merger Agreement, a “Qualified Bidder” is a bidder that shall have delivered an acquisition proposal on or prior to 11:59 p.m. (New York time) on November 26, 2019 with respect to which, on or prior to such date, the LPT board of trustees concluded in good faith (after consultation with its outside legal counsel and its financial advisors) either constituted or would reasonably be expected to lead to a superior proposal (provided that such bidder will cease to be a “Qualified Bidder” if its acquisition proposal is withdrawn, terminates or expires after November 26, 2019). In addition, the term “Window Period End Time” in the Merger Agreement means, with respect to a Qualified Bidder, the later of (i) 11:59 p.m. (New York time) on December 11, 2019 and (ii) one business day after the end of a required notice period with respect to a superior proposal by such Qualified Bidder provided that such notice period (as may be extended) began on or prior to 11:59 p.m. (New York time) on December 11, 2019.

The foregoing summary of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Prologis, Prologis OP, LPT, LPT OP, New Liberty Holdco or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Prologis’s or Prologis OP’s or LPT’s or LPT OP’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On October 27, 2019, Prologis and LPT issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on October 27, 2019, Prologis posted an investor presentation to its investor relations website at ir.prologis.com related to the transactions contemplated by the Merger Agreement. The presentation provides information on both Prologis and LPT and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 27, 2019, by and among the Prologis Parties and the Liberty Parties.*
99.1	Press Release of Prologis and LPT, dated October 27, 2019.
99.2	Investor Presentation, dated October 27, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Prologis agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Additional Information

In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a document that serves as a prospectus of Prologis and a proxy statement of Liberty Property Trust (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Liberty Property Trust’s shareholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or Liberty Property Trust . The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the Investor Relations section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111 or by telephone at 415-394-9000. The documents filed by Liberty Property Trust with the SEC may be obtained free of charge at Liberty Property Trust’s website at the Investor Relations section of http://ir.libertyproperty.com/sec-filings or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Liberty Property Trust by requesting them from Investor Relations by mail at 650 East Swedesford Road, Suite 400, Wayne, PA 19087, or by telephone at 610-648-1704.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Prologis and Liberty Property Trust and their respective directors, trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its proxy statement dated March 22, 2019, for its 2019 Annual Meeting of Shareholders. Information about Liberty Property Trust’s trustees and executive officers is available in Liberty Property Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its proxy statement dated April 26, 2019, for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or Liberty Property Trust as indicated above.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Liberty Property Trust operate as well as beliefs and assumptions of management of Prologis and management of Liberty Property Trust. Such statements involve uncertainties that could significantly impact financial results of Prologis or Liberty Property Trust. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or Liberty Property Trust expect or anticipate will occur in the future—including statements relating to the potential benefits of the proposed merger, the expected timing to complete the proposed merger, rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and Liberty Property Trust operate, debt, capital structure and financial position, Prologis’ ability to form newco-investment ventures and the availability of capital in existing or newco-investment ventures—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic and political climates; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our properties; (iv) risks associated with acquisitions, dispositions and development of properties; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings; (vii) risks related to our investments in our co-investment ventures, including our ability to establish newco-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks associated with achieving expected revenue synergies or cost savings; (xi) risks associated with the expected benefits of the proposed merger, the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the SEC by Prologis and Liberty Property Trust from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Prologis nor Liberty Property Trust undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROLOGIS, INC.

Dated: October 28, 2019	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

PROLOGIS, L.P.
By: Prologis, Inc., its General Partner

Dated: October 28, 2019	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel